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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED AUGUST 20, 2002, TO THE MAY 1, 2002 PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION ("SAIS") FOR:


ACCUMULATOR
ACCUMULATOR SELECT
ACCUMULATOR SELECT II
ACCUMULATOR EXPRESS
ACCUMULATOR PLUS
ACCUMULATOR ADVISOR
ACCUMULATOR ELITE
ACCUMULATOR ELITE II
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This supplement modifies certain information in the above-referenced prospectuses and SAIs, as supplemented to date (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.

1. The following is added as a new section under "More Information" in each prospectus:

     Combination of certain variable investment options:

     On or about November 8, 2002, subject to any necessary approvals, interests in the EQ/Balanced, EQ/Alliance International and EQ/Capital Guardian Research options, (the "surviving options") will replace interests in the EQ/Alliance Growth Investors, EQ/Alliance Global and EQ/MFS Research investment options, respectively (the "replaced options"). We will move the assets from each replaced option into the applicable surviving option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option.

2.   Portfolio name change:

     Effective on or about November 8, 2002, the name of the "EQ/Alliance Money Market" portfolio and corresponding option is changed to "EQ/Money Market." At that time, all references in the prospectuses are changed accordingly.

3. The following is added as a new section under "Tax Information" in each prospectus:

     Tax Changes

     On January 1, 2003, regulations will become effective that govern Required Minimum Distributions from certain tax qualified plans and arrangements including those under Code Sections 401 and 457(b), TSAs and other Code
     Section 403(b) arrangements, and Code Section 408 individual retirement arrangements. Part of the new regulation provides that Required Minimum Distribution payments be calculated using not only your annuity contract value, but also the actuarial value of any other contractual benefits, such as minimum survivor benefits. This requirement does not apply to contracts that are irrevocably annuitized. We and other issuers of annuity contracts are seeking clarification of the new regulations. You may want to discuss with your tax advisor the potential implication of these regulations before you purchase this annuity contract or purchase additional features under this annuity contract.

4. References to the new advisers listed below replace references to the previous advisers listed below in the chart set forth in "Contract features and benefits" under "Portfolios of the Trusts" in each prospectus.


----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO                              PREVIOUS ADVISER                           NEW ADVISER
----------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth   MFS Investment Management                  Provident Investment Counsel, Inc
AXA Premier VIP Small/Mid Cap Value    The Boston Company Asset Management, LLC   Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------



                                                                          X00431

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5.   APPLICABLE TO ACCUMULATOR, ACCUMULATOR SELECT, ACCUMULATOR PLUS AND
     ACCUMULATOR ELITE-NEW SERIES 2002 PORTFOLIO ONLY:

     In "Accessing your money" under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Income benefit and death benefit," the following sentence is added to the end of the second paragraph:

     This pro rata example assumes that the annual 6% threshold, described above, has already been exceeded.

6.   APPLICABLE TO ACCUMULATOR PLUS-NEW SERIES 2002 PORTFOLIO ONLY:

     In "Contract features and benefits" under "Allocating your contributions" under "Principal Assurance allocation,"

     o the second sentence in the first paragraph is deleted in its entirety and replaced with the following:

     We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution (plus any applicable credit) on the fixed maturity option's maturity date.

     o In the first sentence of the second paragraph, the "$5,802.87" amount is deleted and replaced with "$6,034.98."

     o In the second sentence of the second paragraph, the "$10,000" amount is deleted and replaced with "$10,400."


7. APPLICABLE TO OLD SERIES AND NEW SERIES-2002 PORTFOLIO FOR ACCUMULATOR, ACCUMULATOR SELECT, ACCUMULATOR SELECT II, ACCUMULATOR ELITE AND ACCUMULATOR ELITE II AND FOR NEW SERIES-2002 PORTFOLIO ACCUMULATOR PLUS:

     o In "Contract features and benefits" under "Our baseBUILDER option" (for old series) and under "Our living benefit option," (for new series) the following sentence is added at the end of the first paragraph:

     If you are purchasing this contract to fund a Charitable Remainder Trust, the guaranteed minimum income benefit is not available.

     o In "Contract features and benefits" under "Exercise of guaranteed minimum income benefit," the last sentence of the first paragraph is deleted in its entirety and replaced with the following:

     You will begin receiving annual payments one year after the annuity payout contract is issued.

8. APPLICABLE TO ACCUMULATOR, ACCUMULATOR SELECT, ACCUMULATOR PLUS AND ACCUMULATOR ELITE-NEW SERIES 2002 PORTFOLIO ONLY:

     In "Transferring your money among investment options" under "Transferring your account value" the following paragraph is added after paragraph (c):

     From September 3, 2002 through January 6, 2003, we are relaxing our contract rules described in (a), (b) and (c) to permit you to transfer any amount of contract account value out of the guaranteed interest option to any other investment option. Your transfer request must be received by us in a form acceptable to us (as described in the prospectus) by January 6, 2003, in order to take advantage of this unrestricted transfer opportunity.


           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           1290 AVENUE OF THE AMERICAS
                                  NEW YORK, NY

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